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                                                                   EXHIBIT 10.19

                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 31, 2003 (this "Amendment"), is between Origen Financial L.L.C., a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and Bank One, NA, with its main office in Chicago, Illinois (together with its successors and assigns, the "Lender").

                                    RECITALS

                  A. The Borrower and the Lender are parties to a Credit Agreement dated as of July 25, 2002, as amended by a First Amendment to Credit Agreement dated June 27, 2003 and a waiver letter dated August 29, 2003 and by a Second Amendment to Credit Agreement dated October 23, 2003 (the "Credit Agreement").

                  B. The Borrower desires to extend and amend the Credit Agreement as set forth herein and the Lender has no obligation to do so but is willing to do so strictly in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

                  Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

                  1.1 The following definition in Article I of the Credit Agreement is restated as follows:

         "Termination Date" means December 31, 2004.

                  1.2 The following definitions are added to Article I of the Credit Agreement:

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of Origen Financial, Inc. and its Subsidiaries calculated on a consolidated basis for such period in accordance with GAAP, but before any reduction for income taxes and excluding any extraordinary, unusual or non-recurring gains.

         "GAAP" means generally accepted accounting principles as in effect as of December 31, 2003 in the United States, applied in a manner consistent with that used in preparing the financial statements for Origen Financial, Inc. delivered to the Lender prior to the Third Amendment to this Agreement.

                  1.3      Section 6.1 is restated as follows:

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6.1.     Financial Reporting. The Borrower will maintain or cause to be maintained, for itself and Origen Financial, Inc. and for each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Lender:

         (a) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants, acceptable to the Lender, prepared in accordance with generally accepted accounting principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for Origen Financial, Inc. and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by any management letter prepared by said accountants.

         (b) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for Origen Financial, Inc. and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by the chief financial officer of Origen Financial, Inc.

         (c) Together with the financial statements required hereunder, a compliance certificate (in a form approved by the Lender) signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

         (d) Promptly upon (i) the furnishing thereof to the shareholders of Origen Financial, Inc. or any of its Subsidiaries, copies of all financial statements, reports and proxy statements so furnished and (ii) the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which Origen Financial, Inc. or any of its Subsidiaries files with the Securities and Exchange Commission.

         (e) Such other information (including non-financial information) as the Lender may from time to time reasonably request.

                  1.4      The following new Section 7.12 is added to the Credit
Agreement:

         7.12 Consolidated Net Income shall be less than $0 for any calendar quarter.

                  1.5 Notwithstanding anything in Credit Agreement to the contrary, all Loans shall be Alternate Base Rate Loans.

                                   ARTICLE 2.
                                 REPRESENTATIONS

                  The Borrower represents and warrants to the Lender that:

                  2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, of the terms of any articles or certificate of organization, operating or other management agreement or other organizational documents of the Borrower, or any undertaking to which it is a party or by which it is bound.

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                  2.2      This Amendment is the legal, valid and binding
obligation of it, and, when executed by the Lender, enforceable against it in accordance with the terms hereof.

                  2.3 After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement (including without limitation Section 5.10 and all other representations in Article V of the Credit Agreement) and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

                  This Amendment become effective as of the date hereof when each of the following has been satisfied:

                  3.1 This Amendment shall be signed by the Borrower and the Lender; and

                  3.2 Each party to the Consent and Agreement at the end of this Amendment shall have executed such Consent and Agreement.

                  3.3 Each of the following shall have been delivered to the Lender and be in form and substance acceptable to the Lender: (a) resolutions of the Borrower approving this Amendment, and (b) any additional Loan Documents required by the Lender. If and when requested by the Lender, the Borrower agrees to deliver an opinion of counsel reasonably satisfactory to the Lender with respect to such matters required by the Lender.

                                   ARTICLE 4.
                                  MISCELLANEOUS

                  4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.2 Except as expressly amended hereby, the Borrower agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Without limiting the definition of Loan Documents, this Amendment and all other amendments to the Credit Agreement are Loan Documents.


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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                         ORIGEN FINANCIAL L.L.C.

                                         By:  /s/ W. Anderson Geater, Jr.
                                             -----------------------------------
                                         Print Name:  W. Anderson Geater, Jr.
                                                      --------------------------
                                         Title:  CFO
                                                 -------------------------------
                                         BANK ONE, NA

                                         By: /s/ Timothy E. Rettberg
                                             -----------------------------------
                                         Print Name:  Timothy E. Rettberg
                                                      --------------------------
                                         Title:  First Vice President
                                                 -------------------------------

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                              CONSENT AND AGREEMENT

                  As of the date and year first above written, each of the undersigned hereby:

                  (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it;

                  (b) agrees that its Guaranty, Subordination Agreement and all other Loan Documents to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, and the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect thereto;

                  (c) acknowledges that its consent and agreement hereto is a condition to the Lender's obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement;

                  (d) the execution, delivery and performance of this Consent and Agreement is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Certificate of Incorporation, By-laws or partnership agreement, as the case may be, or any undertaking to which it is a party or by which it is bound; and

                  (e) this consent and Agreement is the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with the terms hereof.

                                         ORIGEN FINANCIAL, INC.

                                         By: /s/ W. Anderson Geater, Jr.
                                             -----------------------------------
                                         Print Name: W. Anderson Geater, Jr.
                                                     ---------------------------
                                         Title: CFO
                                                --------------------------------

                                         ORIGEN SERVICING, INC.

                                         By: /s/ W. Anderson Geater, Jr.
                                             -----------------------------------
                                         Print Name: W. Anderson Geater, Jr.
                                                     ---------------------------
                                         Title: CFO
                                                --------------------------------



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